PIMCO Funds

Supplement dated August 14, 2015 to the

Tax-Efficient Strategy Funds Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”),

each dated July 31, 2015, each as supplemented from time to time

Disclosure Related to the PIMCO Tax Managed Real Return Fund

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for the PIMCO Tax Managed Real Return Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 30, 2015 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective October 1, 2015, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust or funds of PIMCO Equity Series.

Beginning when the Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Mechanics. In connection with the Liquidation, any share of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Fund, intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. PIMCO will bear all expenses in connection with the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust or any fund of PIMCO Equity Series that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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PIMCO Funds

Supplement Dated August 14, 2015 to the

International Bond Funds Prospectus and Real Return Strategy Funds Prospectus, each dated July 31, 2015, each as supplemented from time to time (the “Prospectuses”); and to the Statement of Additional Information dated July 31, 2015, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund and PIMCO Inflation Response Multi-Asset Fund (the “Funds”)

Effective October 1, 2015, the advisory fee for the PIMCO Emerging Markets Corporate Bond Fund is decreased by 0.20% to 0.55% causing the Fund’s Total Annual Fund Operating Expenses to decrease as described below. This advisory fee reduction results in the Fund’s Management Fees decreasing to 0.95% for Institutional and Administrative Class shares, 1.05% for Class P shares and 1.10% for Class A, Class C and Class D shares and the Fund’s Total Annual Fund Operating Expenses decreasing to 0.95% for Institutional Class shares, 1.05% for Class P shares, 1.20% for Administrative Class shares, 1.35% for Class A and Class D shares and 2.10% for Class C shares.

Effective October 1, 2015, the advisory fee for the PIMCO Inflation Response Multi-Asset Fund is decreased by 0.21% to 0.44% causing the Fund’s Total Annual Fund Operating Expenses to decrease as described below. This advisory fee reduction results in the Fund’s Management Fees decreasing to 0.69% for Institutional and Administrative Class shares, 0.79% for Class P shares and 0.89% for Class A, Class C, Class D and Class R shares and the Fund’s Total Annual Fund Operating Expenses after applicable Fee Waivers and/or Expense Reimbursement decreasing to 0.77% for Institutional Class shares, 0.87% for Class P shares, 1.02% for Administrative Class shares, 1.22% for Class A and Class D shares, 1.97% for Class C shares and 1.47% for Class R shares.

Effective October 1, 2015, corresponding changes are made to each Fund’s Annual Fund Operating Expenses table and related footnotes, as well as the Expense Examples following the tables. Also, effective immediately, footnotes describing the fee reduction are added to: (i) each Fund’s Management Fees table in the “Management of the Funds – Management Fees” section of the Prospectuses; and (ii) each Fund’s advisory fees table in the “Management of the Funds – Management Fees” section of the Prospectuses.

Effective October 1, 2015, corresponding changes are made to the SAI.

Investors Should Retain This Supplement for Future Reference

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